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                                                                   EXHIBIT 21.1
                                                                   ------------

                              LIST OF SUBSIDIARIES
                              --------------------

                                 JURISDICTION OF
NAME                              INCORPORATION                    OWNERSHIP
----                              -------------                    ---------
Clothesline Corporation              New York                         100%